Exhibit 10.22.5.9.9

EIGHTH AMENDMENT TO SECOND

AMENDED AND RESTATED CREDIT AGREEMENT

AMONG

PRIMEENERGY CORPORATION

THE GUARANTORS PARTY HERETO

COMPASS BANK

AS ADMINISTRATIVE AGENT, LETTER OF CREDIT ISSUER

AND COLLATERAL AGENT

AND

THE LENDERS SIGNATORY HERETO

Effective

June 29, 2015

EIGHTH AMENDMENT TO SECOND

AMENDED AND RESTATED CREDIT AGREEMENT

This EIGHTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is made and entered into effective as of June 29, 2015 (the “Effective Date”) by and among PRIMEENERGY CORPORATION, a Delaware corporation (the “Borrower”), PRIMEENERGY MANAGEMENT CORPORATION, a New York corporation, PRIME OPERATING COMPANY, a Texas corporation, EASTERN OIL WELL SERVICE COMPANY, a West Virginia corporation, SOUTHWEST OILFIELD CONSTRUCTION COMPANY, an Oklahoma corporation, E O W S MIDLAND COMPANY, a Texas corporation, PRIME OFFSHORE L.L.C., a Delaware limited liability company, each lender that is a signatory hereto (individually, together with its successors and assigns, a “Lender” and collectively, together with their respective successors and assigns, the “Lenders”) and COMPASS BANK, an Alabama banking association and successor in interest to Guaranty Bank, FSB, a federal savings bank, as agent for the Lenders, letter of credit issuer and collateral agent for the Lenders and any other Lender Hedge Counterparties (in such capacities, together with its successors in such capacity pursuant to the terms of the Second Amended and Restated Credit Agreement referred to hereinafter, the “Agent”).

W I T N E S S E T H:

WHEREAS, the Borrower, the Guarantors (as such term is defined in such Second Amended and Restated Credit Agreement), the Lenders and the Agent are parties to that certain Second Amended and Restated Credit Agreement dated effective July 30, 2010, as amended by that certain First Amendment to Second Amended and Restated Credit Agreement dated effective September 30, 2010, that certain Second Amendment to Second Amended and Restated Credit Agreement dated effective June 22, 2011, that certain Third Amendment to Second Amended and Restated Credit Agreement dated effective December 8, 2011, that certain Fourth Amendment to Second Amended and Restated Credit Agreement dated effective June 25, 2012, that certain Fifth Amendment to Second Amended and Restated Credit Agreement dated effective November 26, 2012, that certain Sixth Amendment to Second Amended and Restated Credit Agreement dated effective June 28, 2013 and that certain Seventh Amendment to Second Amended and Restated Credit Agreement dated effective June 26, 2014 (as so amended, the “Agreement”), to which reference is here made for all purposes; and

WHEREAS, the Borrower, the Guarantors, the Lenders and the Agent desire to amend the Agreement in the particular hereinafter set forth;

NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties to the Agreement, as set forth therein, and the mutual covenants and agreements of the parties hereto, as set forth herein, the Borrower, the Initial Guarantors, the Lenders and the Agent agree as follows:

ARTICLE I

DEFINITIONS

1.1 Terms Defined Above. As used in this Eighth Amendment to Second Amended and Restated Credit Agreement, each of the terms “Agent,” “Agreement,” “Amendment,” “Borrower,” “Effective Date,” “Guarantors,” “Lender” and “Lenders” shall have the meaning assigned to such term hereinabove.

1.2 Terms Defined in Agreement. As used herein, each term defined in the Agreement shall have the meaning assigned thereto in the Agreement, unless expressly provided herein to the contrary.

1.3 References. References in this Amendment to Schedule, Exhibit, Article, or Section numbers shall be to Schedules, Exhibits, Articles, or Sections of this Amendment, unless expressly stated to the contrary. References in this Amendment to “hereby,” “herein,” “hereinafter,” “hereinabove,” “hereinbelow,” “hereof,” “hereunder” and words of similar import shall be to this Amendment in its entirety and not only to the particular Schedule, Exhibit, Article, or Section in which such reference appears. Specific enumeration herein shall not exclude the general and, in such regard, the terms “includes” and “including” used herein shall mean “includes, without limitation,” or “including, without limitation,” as the case may be, where appropriate. Except as otherwise indicated, references in this Amendment to statutes, sections, or regulations are to be construed as including all statutory or regulatory provisions consolidating, amending, replacing, succeeding, or supplementing the statute, section, or regulation referred to. References in this Amendment to “writing” include printing, typing, lithography, facsimile reproduction, and other means of reproducing words in a tangible visible form. References in this Amendment to amendments and other contractual instruments shall be deemed to include all exhibits and appendices attached thereto and all subsequent amendments and other modifications to such instruments, but only to the extent such amendments and other modifications are not prohibited by the terms of this Amendment. References in this Amendment to Persons include their respective successors and permitted assigns.

1.4 Articles and Sections. This Amendment, for convenience only, has been divided into Articles and Sections; and it is understood that the rights and other legal relations of the parties hereto shall be determined from this instrument as an entirety and without regard to the aforesaid division into Articles and Sections and without regard to headings prefixed to such Articles or Sections.

1.5 Number and Gender. Whenever the context requires, reference herein made to the single number shall be understood to include the plural; and likewise, the plural shall be understood to include the singular. Definitions of terms defined in the singular or plural shall be equally applicable to the plural or singular, as the case may be, unless otherwise indicated. Words denoting sex shall be construed to include the masculine, feminine and neuter, when such construction is appropriate; and specific enumeration shall not exclude the general but shall be construed as cumulative.

1.6 Negotiated Transaction. Each party to this Amendment affirms to the other that it has had the opportunity to consult, and discuss the provisions of this Amendment with, independent counsel and fully understands the legal effect of each provision.

ARTICLE II

AMENDMENTS

Effective as of the Effective Date:

(a) Section 1.2 of the Agreement is amended to substitute the following for the definition of “Non-Conforming Borrowing Base Termination Date” appearing in such Section 1.2:

“‘Non-Conforming Borrowing Base Termination Date’ shall mean July 1, 2016.”;

(b) Section 5.8 of the Agreement is amended to read as follows in its entirety:

“5.8 Minimum Commodity Hedge Agreements and Hedging Reports.

(a) Should the sum of the Loan Balance and the L/C Exposure exceed, for a period in excess of sixty consecutive days, one hundred percent (100%) of the Conforming Borrowing Base then in effect, the Borrower shall implement, with one or more Approved Counterparties, and maintain in effect Commodity Hedge Agreements covering, subject to the provisions of Section 6.1, no less than fifty percent (50%) of reasonably projected production of proved developed producing oil and gas reserves for a period of two years from the date of implementation of such Commodity Hedge Agreements; and

(b) deliver to the Agent, with the Financial Statements delivered pursuant to Section 5.2 (other than the fourth quarterly period of each fiscal year of the Borrower) and Section 5.3, a certificate of a Responsible Officer, in form and substance reasonably satisfactory to the Agent, setting forth as of the last Business Day of such fiscal quarter, a true and complete list of all Interest Rate Hedge Agreements or Commodity Hedge Agreements of the Borrower (including any Commodity Hedge Agreement in place pursuant to the requirement of subsection (a) immediately above), the material terms thereof (including the type, term, effective date, termination date and notional amounts or volumes), the net market-to-market value therefor, any credit support agreements relating thereto, any margin required or supplied under any credit support document and the counterparty to each such agreement.”; and

(c) The Table of Contents to the Agreement is amended as necessary to give effect to this Amendment.

ARTICLE III

CONDITION TO EFFECTIVENESS

The effectiveness of this Amendment is expressly subject to receipt by the Agent from the Borrower of payment, in immediately available funds, of the fees provided for in the Fee Letter dated June 12, 2015 between Compass Bank and the Borrower, which Fee Letter, as to the Administrative Agent Fee provided for therein, shall supersede the provisions of any previous Fee Letter executed in connection with the Facility.

ARTICLE IV

RATIFICATION AND ACKNOWLEDGMENTS

Each of the Borrower, the Guarantors, the Lenders and the Agent does hereby adopt, ratify and confirm the Agreement, as amended hereby, and acknowledges and agrees that the Agreement, as amended hereby, and each of the other Loan Documents to which it is a party is and remains in full force and effect. Furthermore, each of the Borrower, the Agent and the Lenders hereby acknowledges and agrees that, pursuant to Section 2.10 of the Agreement, as of the Effective Date, the Total Borrowing Base in effect under the Agreement is $112,500,000, the Conforming Borrowing Base in effect under the Agreement is $100,000,000, the Non-Conforming Borrowing Base in effect under the Agreement is $12,500,000 and the Monthly Reduction Amount in effect under the Agreement is $0.

ARTICLE V

REPRESENTATIONS AND WARRANTIES

The Borrower and each of the Guarantors does hereby re-make in favor of the Lenders and the Agent each of the representations and warranties made by it in the Loan Documents to which it is a party and further represents and warrants that each of such representations and warranties made by it remains true and correct as of the date of execution of this Amendment. Further to the foregoing, the Borrower and each of the Guarantors specifically represents and warrants to the Lenders and the Agent that no Default or Event of Default exists as of the date of execution of this Amendment and giving effect to this Amendment.

ARTICLE VI

MISCELLANEOUS

6.1 Parties in Interest. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted pursuant to the Agreement.

6.2 Rights of Third Parties. Except as provided in Section 6.1, all provisions herein are imposed solely and exclusively for the benefit of the parties hereto.

6.3 Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument and shall be enforceable upon the execution of one or more counterparts hereof by each of the parties hereto. In this regard, each of the parties hereto acknowledges that a counterpart of this Amendment containing a set of counterpart execution pages reflecting the execution of each party hereto shall be sufficient to reflect the execution of this Amendment by each necessary party hereto and shall constitute one instrument.

6.4 Integration. This Amendment constitutes the entire agreement among the parties hereto with respect to the subject hereof. All prior understandings, statements and agreements, whether written or oral, relating to the subject hereof are superseded by this Amendment.

6.5 Invalidity. IN THE EVENT THAT ANY ONE OR MORE OF THE PROVISIONS CONTAINED IN THIS AMENDMENT SHALL FOR ANY REASON BE HELD INVALID, ILLEGAL OR UNENFORCEABLE IN ANY RESPECT, SUCH INVALIDITY, ILLEGALITY OR UNENFORCEABILITY SHALL NOT AFFECT ANY OTHER PROVISION OF THIS AMENDMENT.

6.6 Governing Law. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, WITHOUT REGARD TO PRINCIPLES OF SUCH LAWS RELATING TO CONFLICT OF LAWS.

6.7 Scope of Amendment. This Amendment shall constitute a Loan Document. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under any of the Loan Documents, nor, except as expressly provided herein, constitute a waiver or amendment of any provision of any of the Loan Documents.

(Signatures appear on following pages)

IN WITNESS WHEREOF, this Eighth Amendment to Second Amended and Restated Credit Agreement is executed effective as of the Effective Date.

BORROWER:

PRIMEENERGY CORPORATION

By:
Beverly A. Cummings
Executive Vice President, Treasurer and Chief Financial Officer

GUARANTORS:

PRIMEENERGY MANAGEMENT CORPORATION

By:
Beverly A. Cummings
Executive Vice President and Treasurer

PRIME OPERATING COMPANY

By:
Beverly A. Cummings
Executive Vice President and Treasurer

EASTERN OIL WELL SERVICE COMPANY

By:
Beverly A. Cummings
Executive Vice President and Treasurer

(Signatures continue on following pages)

(Signature page to Eighth Amendment to Second

Amended and Restated Credit Agreement)

SOUTHWEST OILFIELD CONSTRUCTION COMPANY

By:
Beverly A. Cummings
Executive Vice President and Treasurer

E O W S MIDLAND COMPANY

By:
Beverly A. Cummings
Executive Vice President and Treasurer

PRIME OFFSHORE L.L.C.

By:
Beverly A. Cummings
Executive Vice President and Chief Executive Officer

(Signatures continue on following pages)

(Signature page to Eighth Amendment to Second

Amended and Restated Credit Agreement)

AGENT:

COMPASS BANK, as Agent

By:
Kathleen J. Bowen
Managing Director

LENDER:

COMPASS BANK,

By:
Kathleen J. Bowen
Managing Director

(Signatures continue on following pages)

(Signature page to Eighth Amendment to Second

Amended and Restated Credit Agreement)

LENDER:

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:
Name:
Title:

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(Signature page to Eighth Amendment to Second

Amended and Restated Credit Agreement)

LENDER:

JPMORGAN CHASE BANK, N.A.

By:
Name:
Title:

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(Signature page to Eighth Amendment to Second

Amended and Restated Credit Agreement)

LENDER:

CITIBANK, N.A.

By:
Name:
Title:

(Signatures continue on following page)

(Signature page to Eighth Amendment to Second

Amended and Restated Credit Agreement)

LENDER:

KEYBANK NATIONAL ASSOCIATION

By:
Name:
Title:

(Signature page to Eighth Amendment to Second

Amended and Restated Credit Agreement)